Exhibit 10.19

CONFIDENTIAL TREATMENT REQUESTED

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Omitted information, marked “[*]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT #9 TO LIENSE AGREEMENT ID 2014-0052 Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 25th day of August 2017 (“Amendment Effective Date”) amends the Master License Agreement entered into and effective as of July 1, 2013 and all subsequent Amendments (hereinafter “Agreement”) between Purdue Research Foundation (hereinafter known as “PRF”) and Endocyte, Inc. (hereinafter known as “Endocyte”) with respect to the matters addressed in this Agreement.

WHEREAS, Purdue University continues to develop technologies and scientific advances in the laboratory of Professor Philip Low funded by Endocyte, Inc.; and

WHEREAS, Endocyte wishes to continue licensing such technologies and scientific advances under the Agreement,

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Elected Eligible Disclosure is added to Schedule A for a Target under Section 1.20(ii):

Title of Elected Eligible Disclosure	[*]
PRF Reference Number of Elected Eligible Disclosure	67750
Contributors of the Elected Eligible Disclosure	Philip S. Low and Jyoti Roy

2.	The following Licensed Patents are added to Schedule A of the Agreement for a Target under Section 1.20(ii).

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRF Ref #	Title of Application	Application Number	Inventors	Filing Date	Country	Status
67750-01	[*]	[*]	Philip S. Low and Jyoti Roy	12/14/2016	US (Provisional)	Filed
67750-02	[*]	[*]	Philip S. Low and Jyoti Roy	3/6/2017	US (Provisional)	Filed

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research FoundationEndocyte, Inc.

By: _/s/ Brooke Beier____________By: _/s/ Mike Sherman__________

Name:Brooke Beier             Name:  Mike Sherman

Title: Executive Director, OTC           Title:  President & CEO

Date:     11-08-2017                        Date:     11-01-17

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #10 TO LICENSE AGREEMENT ID 2014-0052 Between Purdue Research Foundation and Endocyte, Inc.

THIS AMENDMENT, made and entered into this 25th day of August 2017 (“Amendment Effective Date”) amends the Master License Agreement entered into and effective as of July 1, 2013 and all subsequent Amendments (hereinafter “Agreement”) between Purdue Research Foundation (hereinafter known as “PRF”) and Endocyte, Inc. (hereinafter known as “Endocyte”) with respect to the matters addressed in this Agreement.

WHEREAS, Purdue University continues to develop technologies and scientific advances in the laboratory of Professor Philip Low funded by Endocyte, Inc.; and

WHEREAS, Endocyte wishes to continue licensing such technologies and scientific advances under the Agreement,

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	The following Elected Eligible Disclosure is added to Schedule A of the Agreement for a Target under Section 1.20(ii).

Title of Elected Eligible Disclosure	[*]
PRF Reference Number of Elected Eligible Disclosure	67751
Contributors of the Elected Eligible Disclosure	Philip S. Low and Jyoti Roy

2.	The following Licensed Patents are added to Schedule A of the Agreement for a Target under Section 1.20(ii).
PRF Ref #	Title	App #	Inventors	Filing Date	Country	Status
67751-01	[*]	[*]	Philip S. Low Jyoti Roy	December 14, 2016	US (provisional)	Filed

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Purdue Research FoundationEndocyte, Inc.

By: _/s/ Brooke Beier__________By: _/s/ Mike Sherman___________

Name:Brooke Beier             Name:  Mike Sherman

Title: Executive Director, OTC           Title:  President & CEO

Date:      November 8, 2017    Date:    11-01-17

[*] = Indicates confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.